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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 2, 2001
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                Date of report (Date of earliest event reported)


                            All Star Gas Corporation
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               (Exact Name of Registrant as Specified in Charter)

    Missouri                        1-11393                    43-1494323
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   (State of                (Commission File No.)            (IRS Employer
  Incorporation)                                           Identification No.)


                                  P.O. Box 303
                           119 West Commercial Street
                             Lebanon, Missouri 65536
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              (Address of Principal Executive Offices and Zip Code)


                                 (417) 532-3103
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.  Other Events.

         A copy of the Press Release issued by All Star Gas Corporation on February 2, 2001 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         99.1 Press Release issued by All Star Gas Corporation on February 2, 2001.


                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 2, 2001

                                        ALL STAR GAS CORPORATION


                                        By: /s/ Valeria Schall
                                            ------------------------------------
                                            Name:  Valeria Schall
                                            Title: Executive Vice President